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                                                                    EXHIBIT 10.4


                             STOCK OPTION AGREEMENT


                 THIS AGREEMENT dated effective as of May 7, 1996, between SEPCO INDUSTRIES, INC., a Texas corporation (the "Company"), and the Company's Director set forth on Exhibit "A";


                              W I T N E S S E T H:


                 WHEREAS, the Company desires to grant to the Director, an option to purchase shares of Common Stock of the Company, and the Director desires to acquire such option, all upon the terms and conditions described below;

                 NOW, THEREFORE, the parties hereto agree as follows:

                 1.       Stock Option.

                 (a) Grant of Option. The Company hereby grants to the Director an option (the "Option") to purchase the shares of Company's Common Stock, $.01 par value per share ("Common Stock") set forth on Exhibit "A", (such shares, as they may be increased or decreased in accordance with paragraph (d) of this Section 1, are hereinafter referred to as the "Shares") at the purchase price per share set forth on Exhibit "A" (such price as it may be adjusted from time to time in accordance with paragraph (d) of this Section 1, is hereinafter referred to as the "Purchase Price"), at any time during the period beginning on the date of this Agreement and ending on the date set forth on Exhibit "A" (the "Option End Date, subject to the terms and conditions hereinafter set forth.

                 (b) Exercise of Option. The Option may be exercised by the Director at any time or from time to time as to all or any portion of the Shares during the Option Period. The Option shall be exercised by the delivery to the Company of a written notice stating that the Director is exercising the Option to purchase all or a specified number of the Shares. If the Director exercises the Option, the purchase, sale and delivery of the Shares shall take place within ten
         (10) days from the date that such written notice from the Director is delivered to the Company.

                 (c) No Rights as Shareholder. Except as may be otherwise expressly stated herein, the Director shall have no rights as a shareholder with respect to any of the Shares until the date of issuance of a stock certificate for any of the Shares purchased pursuant to the Option.

                 (d) Changes in the Company's Capital Structure. The existence of the Option shall not affect in any way the right or power of the Company or its officers, directors and shareholders to (i) make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, (ii) participate in any merger or consolidation of the Company, (iii) issue any bonds,





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         debentures, or preferred or prior preference stock affecting the
         Common Stock or the rights of holders thereof, (iv) dissolve or liquidate the Company, (v) sell or transfer all or any part of the assets or business of the Company, or (vi) perform any other corporate act or proceeding, whether of a similar character or otherwise. If, while the Option is outstanding, the Company subdivides or consolidates the shares of Common Stock or effects any other capital readjustment, pays a stock dividend, or otherwise increases or reduces the number of shares of Common Stock outstanding, receiving no or nominal consideration therefor in money, services or property, then
         (i) in the event of an increase in the number of shares of Common Stock outstanding, the number of shares of Common Stock then subject to the Option shall be proportionately increased, and the Purchase Price per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of shares of Common Stock then outstanding, the number of shares of Common Stock subject to the Option shall be proportionately reduced, and the Purchase Price per share shall be proportionately increased.

                          The issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, including the Common Stock, for cash, property, labor or services, either upon direct sale or upon the exercise or rights, options, or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to the Option.

                 (e) Merger, Liquidation or Sale of Assets. If the Company merges into, consolidates with, or sells substantially all its assets to any other corporation(s) or entity(ies) (the "Merger Partner"), provided that the Company is not the survivor of such merger or that an affiliate of the Company is not the surviving or new corporation or the purchaser of such assets, then the Company shall (at its election) either (i) prior to such merger, consolidation or sale of assets (collectively referred to as a "Merger") enter into a contract with the Merger Partner providing for the Merger Partner to assume the unexercised portion of the Option, or (ii) permit the Director to exercise the Option in full prior to the Merger, as set forth below ("Accelerate the Option"). If the Company is to be liquidated, or if in connection with a Merger the Company deems it advisable to allow the Director to Accelerate the Option, the Company shall cause written notice to be mailed to the Director at least thirty (30) days prior to the effective date of the liquidation or merger (the "Merger Notice"). The Director shall be entitled to exercise the Option as to all or any part of the Shares not previously purchased by the Director for a period of twenty (20) days following the delivery of the Merger Notice. To the extent that the Option remains unexercised as to any of the Shares after such twenty (20) day period, the Option shall terminate and the Company shall have no further obligations of any type to the Director as to any of the Shares not purchased.

                 2. No Assignment. The Director may not sell, assign or otherwise dispose of the Option or his rights under this Agreement, except as set out herein. The Director's sale or assignment of his Shares shall be subject to the provisions of Sections 3 through 4 below.





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                 3.       Right of First Refusal.  If the Director receives a
bona fide offer for the purchase of all or a portion of his Shares, and he desires to sell such Shares (for purposes of this Section 3, the "Option Shares") pursuant to such offer, then the Director, prior to making any such sale, shall first offer the Option Shares for sale to the Company, in accordance with the following provisions of this Section 3.

                 (a) Option Price; Terms; Offering Notices. The price per share of Common Stock at which the Director shall be required to offer the Option Shares (for purposes of this Section 3, the "Option Price") and the terms of such offer, shall be the price at which and the terms upon which any proposed third party purchaser shall have offered to purchase the Option Shares from the Director and which the Director is prepared to accept. If, however, all or a portion of the Option Price consists of property or other non-cash consideration, the cash value of such property or other non-cash consideration shall be reasonably determined by the Company's Board of Directors (the "Cash Equivalent Value"). If applicable, such Cash Equivalent Value may be paid to the Director by the Company in lieu of the property or non-cash consideration that comprises all or part of the Option Price. Each offer required to be made by the Director pursuant to this Section 3 shall be made by a written notice (for purposes of this Section 3, the "Offering Notice") which shall state that the offer is being made pursuant to this Agreement and which shall set forth the number of Option Shares, the name or names of the proposed purchaser or purchasers of the Option Shares, the price per share offered by such proposed purchaser of purchasers for the Option Shares, the method of payment of the purchase price and the scheduled date of consummation of such proposed sale. A copy of the written offer from any proposed third-party purchaser shall be attached to each offering Notice.

                 (b) Offer to the Company. The Director shall offer the Option Shares to the Company by delivering an Offering Notice to the Company. Within thirty (30) days following the Company's receipt of such Offering Notice, the Company shall deliver to the Director, a reply notice accepting the offer of the Director with respect to all (but not less than all) of the Option Shares or rejecting such offer. If by such reply notice the Company accepts the offer made by the Director, the reply notice shall constitute an agreement binding on the Director and the Company to sell and purchase the Option Shares at a price per share equal to the Option Price (which may indicate that the Cash Equivalent Value will be paid in lieu of the property or other non-cash consideration that comprises all or part of the Option Price). If within such thirty (30) day period, the Company shall have failed to deliver a reply notice accepting the offer of the Director as to all of the Option Shares, the Company shall be deemed to have rejected such offer.

                 (c) Lapse of Option. If after the foregoing offer to sell Option Shares have been made by the Director and have not been accepted by the Company, then the Director may sell not less than all of the Option Shares at any time within, but not subsequent to, sixty
         (60) days after the lapse of the options granted pursuant to this
         Section 3; provided, however, that (i) no sale of the Option Shares shall be made at any price lower than the Option Price or on terms different from those specified in the Offering Notice or to any person or persons other than the persons specified in the Offering Notice, and (ii) the person or persons to whom the Option Shares are to be





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         transferred shall enter into an agreement in form and substance acceptable to the Company pursuant to which such person or persons agree to be bound by the provisions of Section 4 of this Agreement.
         In addition, any such transfer pursuant to this paragraph (c) shall be subject to any transfer restrictions imposed under any federal or state securities laws. If after the lapse of such sixty (60) day period the Option Shares shall not have been sold, all of the provisions of this Agreement shall apply to any future sale or other disposition of the Option Shares owned by the Director.

                 (d) Consummation of Purchases. Each transaction of purchase and sale of the Option Shares pursuant to this Section 3 shall be completed by delivery of the stock certificates representing the Option Shares endorsed in blank, or accompanied by duly executed stock powers, and by actual registration of the transfer of the Option Shares on the books of the Company upon payment of the purchase price by certified or cashier's check to the Director. Any such transaction shall be closed at such time and place as shall be agreed upon by the parties thereto, or, if no such agreement is reached, at the principal office of the Company on the first business day after the expiration of thirty (30) days following the date of delivery of the last reply notice given in connection with such transaction.

                 4. Option to Purchase. In the event of the death of the Director or if the Director is divorced and does not succeed to his community property interest, if any, in his Shares, and at such time the Selling Shareholder (hereafter defined) has, or within the ninety (90) day period described in Section 1(f) the Selling Shareholder acquires, any Shares, then in any such event the Company shall have the option (but not the obligation) to purchase such Shares from the Selling Shareholder in accordance with the following provisions of this Section 4. For purposes hereof, "Selling Shareholder" means, whether one or more persons, the Director, the wife of the Director, or the estate of the Director as represented by his executor or other personal representative; and "Termination Date" means the date of death of the Director, or the date the final decree of divorce is entered, as the case may be or, if later, the date the Company is notified of the applicable event.

                 (a) Option Price and Terms. The price per share (for purposes of this Section 4, the "Option Price") at which the Shares may be purchased shall be the Price Per Share of Common Stock (as defined below). The aggregate purchase price to be paid to the Selling Shareholder shall be equal to the product of the Option Price times the number of Shares being purchased and shall be payable in cash upon the consummation of such purchase. For purposes of this
         Section 4, "Price Per Share of Common Stock" means the value per share as determined pursuant to Article VI of the Sepco Industries, Inc. Employee Stock Ownership Plan dated October 15, 1991, as amended.

                 (b) Exercise of Option by the Company. At any time during the sixty (60) day period following the Termination Date, the Company, in order to exercise its option hereunder, shall deliver to the Selling Shareholder a written exercise notice (the "Exercise Notice") setting forth a statement of the Company that it intends to exercise such option to purchase all (but not less than all) of the Shares at the Option Price or that it intends not to exercise such option. Delivery of such Exercise Notice in which the Company elects to exercise its option to purchase the Shares shall constitute an agreement





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         binding upon the Selling Shareholder and the Company to sell and purchase the Shares at the Option Price.

                 (c) Consummation of Purchase. The purchase and sale of the Shares pursuant to this Section 4 shall be completed by delivery of the certificates representing such Shares endorsed in blank, or accompanied by duly executed stock powers, and by actual registration of the transfer of such Shares on the books of the Company upon payment of the purchase price to the Selling Shareholder. Any such transaction shall be closed at such time and place as shall be agreed upon by the parties thereto, or, if no such agreement is reached, at the principal office of the Company on the 30th day following the date the Exercise Notice is delivered, or if such day shall not be a business day, on the first business day thereafter during normal business hours.

                 5. Co-Sale Rights. In the event any person or group of people or other entities, who are affiliates of the Company (together, the "SEPCO Shareholders") propose to sell all or substantially all of the shares of Common Stock held by the SEPCO Shareholders, to a person or group of persons that is not an affiliate of any of the SEPCO Shareholders (such person or group being referred to in this Section 5 as a "Purchaser"), the SEPCO Shareholders shall have the option to purchase or cause the purchase of all (but not less than all) of the Shares then held by the Director (or his wife or estate, hereafter together referred to as the "Selling Shareholder"), all in accordance with the following provisions of this Section 5. If the SEPCO Shareholders propose to make such a sale and intend to exercise such option under this
Section 5 at a time when the Selling Shareholder has not exercised the Option in Section 1, The SEPCO Shareholders may require that the Selling Shareholder exercise the Option (so that the Shares may thereupon become subject to this Section 5), and if the Selling Shareholder refuses to do so, the Option under
Section 1 shall terminate. As used in this Section 5, the term "Sale" means a sale made or agreed to by the SEPCO Shareholders in the manner described in the first sentence of this Section 5, and the term "Consummation Date" means the date fixed for the consummation of a Sale.

                 Not less than thirty (30) days prior to the Consummation Date, the SEPCO Shareholders shall give written notice to the Selling Shareholder setting forth in reasonable detail the name or names of the Purchaser, the terms and conditions of the Sale and the Consummation Date. If the SEPCO Shareholders elect to exercise the option to purchase, or cause the purchase of, all Shares owned by the Selling Shareholder, the notice shall so state. If the SEPCO Shareholders exercise the option, the Selling Shareholder shall, on the Consummation Date and conditioned upon and contemporaneously with the Sale, sell all Shares owned by it to the SEPCO Shareholders, or to the Purchaser if so designated in the notice of the SEPCO Shareholders, at the same price and upon terms and conditions the same as those of the Sale. If the SEPCO Shareholders exercise such option and elect to purchase (rather than cause the purchase of) the Shares owned by the Selling Shareholders, then the SEPCO Shareholders must resell to the Purchaser the Shares so purchased from the Selling Shareholder contemporaneously with the Sale at the same price and upon terms and conditions the same as those of the Sale. By execution of this Agreement, the Director hereby irrevocably designates and appoints the Board of Directors or anyone of them, as the attorney in fact for the Selling Shareholder to transfer his Shares on the books of the Company in connection with any sale made or required to be made by the Selling Shareholder pursuant to this paragraph, and the Director hereby agrees





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to execute and deliver such instruments of conveyance and transfer and take such other action as the SEPCO Shareholders or the Purchaser may reasonably require to carry out the terms and provisions of this paragraph.

                 6. Notices. All notice, requests, consents and other communications under this Agreement shall be in writing and shall be deemed to have been delivered on the date personally delivered or on the date mailed, postage prepaid, by certified mail, return receipt requested, if addressed to the respective parties as follows:


                 If to the Company:      SEPCO Industries, Inc.
                                         P. O. Box 1697
                                         Houston, Texas  77251-1697
                                         Attn:  Chief Financial Officer

                 If to the Director:     As set forth on Exhibit "A"


Any party hereto may designate a different address by providing written notice of such new address to the other parties hereto.

                 7. Attempted Breaches. Each party hereto acknowledges that a remedy at law for any breach or attempted breach of any provision of this Agreement shall be inadequate, agrees that each other party hereto shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach and further agrees to waive any requirements for the securing and posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

                 8. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or invalidity only, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                 9. Joinder of Spouse. The spouse of the Director, by her execution of this Agreement, acknowledges that she is fully aware of, understands and agrees to the provisions of this Agreement and its binding effect upon any interest, community or otherwise, she may at any time own in the Option and the Shares, and by such execution she agrees that the termination of her marriage with the Director for any reason shall not have the effect of removing the Option and the Shares from the coverage of this Agreement.

                 10. Binding Effect. Subject to the provisions of Section 2, this Agreement shall be binding upon and inure to the benefit of the parties hereto, the Director's heirs and personal representatives and the successors and assigns of the Company.

                 11. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the matters covered hereby and thereby.





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                 12.      Amendment.  This Agreement may be amended only by an
instrument in writing executed by the parties hereto.

                 13. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS.

                 15. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement in Houston, Texas, effective as of the date and year first above written.


                                        THE COMPANY:

                                        SEPCO INDUSTRIES, INC.



                                        By:    /s/  DAVID R. LITTLE
                                           ------------------------------------
                                           Printed Name:   David R. Little
                                                        -----------------------
                                           Title:   Chairman & CEO
                                                 ------------------------------

                                        THE DIRECTOR:


                                        /s/  CLETUS DAVIS
                                        ---------------------------------------
                                        CLETUS "COWBOY" DAVIS


                                        DIRECTOR'S SPOUSE:


                                        /s/  ELIZABETH K. DAVIS
                                        ---------------------------------------
                                        BETS DAVIS





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                                 EXHIBIT "A"
                                     TO
                           STOCK OPTION AGREEMENT
                            DATED MARCH 31, 1996




DIRECTOR:                                Cletus "Cowboy" Davis


SHARES:                                  1,000


PURCHASE PRICE:                          $9.25


OPTION END DATE:                         March 30, 1999


ADDRESS:                                 5 Post Oak Park
                                         Suite 2670
                                         Houston, TX 77027


SPOUSE:                                  Bets Davis